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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS THIRD QUARTER 2024 FINANCIAL RESULTS

AND INCREASES 2024 FINANCIAL GUIDANCE
●
Third-quarter 2024 GAAP diluted EPS of $0.78 and non-GAAP diluted

EPS of $1.22
●
Operating cash flow of $151 million for the third quarter of 2024;

year-to-date operating cash flow of $644
million, up $112 million compared with year-to-date 2023
●
Increases 2024 full-year non-GAAP EPS guidance to $4.74 to $4.82 from $4.70 to $4.82
MELVILLE, N.Y.,

November 5, 2024 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the third quarter ended
September 28, 2024.
“Our businesses performed well during the third quarter,

driven by the continued successful implementation of our
BOLD+1 Strategic Plan that is resulting in growth and efficiency throughout the business,

and a strong contribution from
high-growth, high-margin products and services,” said Stanley M. Bergman, Chairman of the Board and Chief Executive
Officer of Henry Schein. “We believe we continued to steadily gain market share in our dental and medical distribution businesses following last year’s cyber incident. Our dental equipment business is showing ongoing stability in North America
and increased investment by customers in Europe,

Australia and New Zealand. Implant and endodontic products had good growth in Europe and Brazil,

as well as North America following the successful launch of the BioHorizons

Tapered Pro
Conical implant in the U.S.,” Mr. Bergman added.
“Acquisitions made during our 2022 to 2024 strategic planning cycle, along with new product launches, are
delivering strong financial results, and our restructuring plan is on target. We also continue to return capital to shareholders through our share repurchase program.

As a result, we exceeded our financial expectations for

the quarter, and so today we
are increasing our non-GAAP EPS guidance to $4.74 to $4.82,” Mr. Bergman concluded.
Third-Quarter 2024 Financial Results
●
Total

net sales

for the quarter were $3.2 billion, an increase of 0.4% compared with the third quarter of 2023. This
reflects 3.2% sales growth from acquisitions, a 0.2% sales decrease resulting from foreign currency exchange rates, a
0.4% sales decrease from lower sales of personal protective equipment (PPE),

primarily the result of lower glove
pricing, and the pace of recovery from the cyber incident late last year.

● Internal sales
for the quarter decreased 2.6%, which includes a 0.4% decrease from lower PPE sales.

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1
Third-quarter sales and internal sales growth are summarized below and detailed in Exhibit A
1
.

Sales
($ Billion)
Total
Growth/(Decrease)
1
(%)
Internal
Growth/(Decrease)
(%)
Global Dental $1.9 (1.6%) (1.6%)

Merchandise
$1.4 (2.8%) (2.5%)

Equipment
$0.4 2.8% 1.8%
Global Medical $1.1 2.9% (4.8%)
Global Technology and Value

-Added Services
$0.2 5.1% (1.1%)
TOTAL SALES

Note: items may not sum due to rounding
$3.2 0.4% (2.6%)
●
GAAP net income
2

for the quarter was $99 million, or $0.78 per diluted share
4
, and compares with third-quarter
2023 GAAP net income of $137 million, or $1.05 per diluted share.
●
Non-GAAP net income
2
for the quarter was $155 million, or $1.22 per diluted share
4
, and compares with third-
quarter 2023 non-GAAP net income of $173 million, or $1.32 per diluted share. GAAP and non-GAAP diluted EPS
included a remeasurement gain of $0.11 resulting from the purchase of a controlling interest of a previously held
non-controlling equity investment.

●
Operating cash flow

for the quarter was $151 million and compares

with operating cash flow in the third-quarter
2023 of $231 million.
●
Adjusted EBITDA
3

for the quarter was $268 million and compares

with third-quarter 2023 Adjusted EBITDA of
$278 million.
Year

-to-Date Financial Results
●
Total

net sales

for the first nine months of 2024 were $9.5 billion, an increase of 1.7% compared with the first nine
months of 2023. This reflects 4.1% sales growth from acquisitions, a 0.1%

sales decrease resulting from foreign
currency exchange rates, a 0.6% sales decrease from lower sales of personal protective equipment, and the pace of
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
currency exchange rates and excludes sales from acquisitions.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4

References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.

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recovery from the cyber incident late last year.
● Internal sales

for the first nine months of 2024 decreased 2.3%, which

includes a 0.6% decrease from lower PPE
sales.

First nine months of 2024 sales and internal sales growth are summarized below and detailed in Exhibit A
1
.

Sales
($ Billion)
Total
Growth/(Decrease)
1
(%)
Internal
Growth/(Decrease)
1
(%)
Global Dental $5.7 (0.8%) (2.2%)

Merchandise
$4.4 (1.3%) (3.0%)

Equipment
$1.3 0.9% 0.5%
Global Medical $3.1 5.0% (3.3%)
Global Technology and Value

-Added Services
$0.7 9.7% 1.9%
TOTAL SALES $9.5 1.7% (2.3%)
Note: items may not sum due to rounding

●
GAAP net income
2

for the first nine months of 2024 was $296 million, or $2.30 per diluted share
4
, and compares
with first nine months of 2023

GAAP net income of $398 million, or $3.02 per diluted share.
●
Non-GAAP net income
2
for the first nine months of 2024 was $456 million, or $3.55 per diluted share
4
, and
compares with first nine months of 2023

non-GAAP net income of $507 million, or $3.84 per diluted share.

GAAP
and non-GAAP diluted EPS for the first nine months included a remeasurement gain of $0.11 resulting from the
purchase of a controlling interest of a previously held equity investment and compares with a remeasurement gain of
$0.10 recorded in the second quarter of 2023.
●
Operating cash flow
for the first nine months of 2024 was $644 million, an

increase of $112 million compared

with
the first nine months of 2023.
●
Adjusted EBITDA
3

for the first nine months of 2024 was $791 million and compares with first nine months of 2023
Adjusted EBITDA of $813 million.
Restructuring Plan

During the third quarter of 2024, the Company recorded $48

million in restructuring costs.

This includes $12 million
incurred as part of the plan announced in the third quarter of 2022,

which was completed on July 31, 2024,

and $36 million
incurred as part of the 2024/2025 restructuring initiative announced last quarter.

Actions approved in the third quarter under
the new restructuring plan are estimated to provide over $50 million in annual run-rate savings,

which the Company believes

more
indicates strong progress towards its goal of $75 million to $100 million in annual run-rate savings by the end of 2025.
Share Repurchases
During the third quarter of 2024, the Company repurchased

approximately 2.0 million shares of its common stock at
an average price of $69.09 per share,

for a total of $135 million. The impact of these share repurchases on third-quarter
diluted EPS was immaterial.

At quarter-end, Henry Schein had $455 million authorized and available for future stock repurchases and the
Company expects to continue to repurchase shares in the fourth quarter.

2024 Financial Guidance
Henry Schein is updating full-year 2024 financial guidance, as described below. Guidance is for current continuing operations as well as acquisitions that have closed,

and does not include the impact of potential future acquisitions and share
repurchases, restructuring and integration expenses, amortization expense of acquired intangible assets,

contingent
consideration revaluation adjustments,

certain expenses directly associated with the cyber incident or any related insurance
claim recovery. This guidance also assumes that foreign currency exchange rates remain generally consistent with current levels and that end markets remain consistent with current market conditions.
●
2024 total sales growth is now expected to be 4% to 5% over 2023,

compared with prior guidance of 4% to 6%
growth.
●
2024 non-GAAP diluted EPS attributable to Henry Schein, Inc.

is now expected to be $4.74 to $4.82, compared with
prior guidance of $4.70 to $4.82, and reflects growth of 5% to 7%

compared with 2023 non-GAAP diluted EPS of
$4.50.
●
2024 Adjusted EBITDA is expected to grow in the low-double-digit percentages versus 2023 Adjusted EBITDA,

and
is unchanged compared

to prior guidance.
Adjustments to 2024 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2024 diluted EPS on a non-GAAP basis and for 2024 Adjusted EBITDA, as
noted above. The Company is not providing a reconciliation of its 2024 non-GAAP guidance to its projected 2024 diluted
EPS prepared on a GAAP basis, or its projected 2024 Adjusted EBITDA to net income prepared on a GAAP basis. This is
because the Company is unable to provide without unreasonable effort an estimate of restructuring costs related to an
ongoing initiative to drive operating efficiencies, including the corresponding tax effect, which will be included in the
Company’s 2024 diluted EPS and net income prepared on a GAAP basis. The inability to provide this reconciliation is due to
the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact, and timing of related costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be

more
material to future results.

Third-Quarter 2024 Conference Call Webcast
The Company will hold a conference call to discuss third-quarter 2024 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts.

In addition, a replay will be available beginning shortly

after the call has ended for a
period of one week.

The Company will be posting slides that provide a summary of its third-quarter

2024

financial results on its website
at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With approximately 26,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.3 billion in 2023, and
have grown at a compound annual rate of approximately 11.5 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and @HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation

Reform Act of 1995, we provide the
following cautionary remarks regarding important factors that, among others,

could cause future results to differ materially from the
forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance.

These forward-looking statements involve known and
unknown risks, uncertainties and other factors that may cause our actual results,

performance and achievements or industry results to be
materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such terms as
“may,” “could,” “expect,”

“intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,”

“to be,” “to make” or other
comparable terms.

A fuller discussion of our operations, financial condition and status of litigation matters,

including factors that may
affect our business and future prospects, is contained

in documents we have filed with the United States Securities and Exchange
Commission, or SEC, including our Annual Report on Form 10-K,

and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from
current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new products (particularly technology products)

and technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions,

dispositions and joint ventures, including the failure to achieve anticipated

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synergies/benefits, as well as significant demands on our operations,

information systems, legal, regulatory,

compliance, financial and
human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; security risks associated with our information systems and technology products and services, such as
cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; changes in the health care industry;
risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or
other service issues with our third-party shippers; general global and domestic macro-economic and political conditions, including
inflation, deflation, recession, ongoing wars, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, and changes to other economic indicators, international trade agreements, potential trade barriers and terrorism; geopolitical wars; failure to comply with existing and future regulatory requirements;

risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations;

failure to comply with laws and
regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or
transmissions; changes in tax legislation; risks related to product liability,

intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks,

epidemics, pandemics (such as the COVID-19
pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, and our relationships with customers,

suppliers and manufacturers; and disruptions in
financial markets.

The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that

these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking

statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).

These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedules attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated

Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, and amortization of acquisition

-related assets, because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a
replacement for corresponding, similarly captioned, GAAP measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended Nine Months Ended
September 28, September 30, September 28, September 30,
2024 2023 2024 2023
Net sales

$ 3,174 $ 3,162 $ 9,482 $ 9,322
Cost of sales

2,181 2,167 6,459 6,386
Gross profit

993 995 3,023 2,936
Operating expenses:
Selling, general and administrative

724 725 2,296 2,149
Depreciation and amortization 64 59 188 152
Restructuring costs 48 11 73 59
Operating income 157 200 466 576
Other income (expense):
Interest income

7 6 18 12
Interest expense

(34) (25) (96) (58)
Other, net

(2) (2) (1) (2)
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
128 179 387 528
Income taxes (32) (39) (97) (119)
Equity in earnings of affiliates, net of tax 3 3 12 10
Net income 99 143 302 419
Less: Net income attributable to noncontrolling interests

- (6) (6) (21)
Net income attributable to Henry Schein, Inc. $ 99 $ 137 $ 296 $ 398
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.79 $ 1.06 $ 2.32 $ 3.04
Diluted

$ 0.78 $ 1.05 $ 2.30 $ 3.02
Weighted-average common

shares outstanding:
Basic

126,124,715 130,388,353 127,550,045 130,888,717
Diluted

127,054,934 131,442,135 128,498,494 132,149,172

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
September 28, December 30,
2024 2023
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 126 $ 171
Accounts receivable, net of allowance for credit losses of $86 and $83 1,660 1,863
Inventories, net 1,754 1,815
Prepaid expenses and other

607 639
Total current assets

4,147 4,488
Property and equipment, net

540 498
Operating lease right-of-use assets 304 325
Goodwill

3,986 3,875
Other intangibles, net

1,100 916
Investments and other 528 471
Total assets

$ 10,605 $ 10,573
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 1,026 $ 1,020
Bank credit lines

638 264
Current maturities of long-term debt

109 150
Operating lease liabilities 77 80
Accrued expenses:
Payroll and related

289 332
Taxes

159 137
Other

631 700
Total current liabilities

2,929 2,683
Long-term debt

1,906 1,937
Deferred income taxes

123 54
Operating lease liabilities 262 310
Other liabilities

414 436
Total liabilities

5,634 5,420
Redeemable noncontrolling interests

832 864
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
125,154,194 outstanding on September 28, 2024 and
129,247,765 outstanding on December 30, 2023 1 1
Additional paid-in capital - -
Retained earnings

3,766 3,860
Accumulated other comprehensive loss

(264) (206)
Total Henry Schein, Inc. stockholders' equity 3,503 3,655
Noncontrolling interests 636 634
Total stockholders' equity

4,139 4,289
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 10,605 $ 10,573

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended Nine Months Ended
September 28, September 30, September 28, September 30,
2024 2023 2024 2023
Cash flows from operating activities:
Net income $ 99 $ 143 $ 302 $ 419
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

74 69 221 180
Non-cash restructuring charges 5 3 11 13
Stock-based compensation expense 10 14 30 38
Provision for losses on trade and other accounts receivable

5 5 12 7
Benefit from deferred income taxes (22) (1) (41) (4)
Equity in earnings of affiliates (3) (3) (12) (10)
Distributions from equity affiliates

1 3 10 12
Changes in unrecognized tax benefits - 2 3 5
Other

(16) (2) (25) (11)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

(82) (90) 188 (72)
Inventories

(69) 17 38 180
Other current assets

(12) (54) 38 (55)
Accounts payable and accrued expenses

161 125 (131) (170)
Net cash provided by operating activities 151 231 644 532
Cash flows from investing activities:
Purchases of property and equipment (34) (40) (112) (108)
Payments related to equity investments and business acquisitions, net of cash acquired

(42) (417) (223) (668)
Proceeds from loan to affiliate - 1 3 4
Capitalized software costs (10) (10) (30) (30)
Other

(5) (2) (10) (6)
Net cash used in investing activities

(91) (468) (372) (808)
Cash flows from financing activities:
Net change in bank credit lines 132 (316) 374 (98)
Proceeds from issuance of long-term debt

30 750 120 1,158
Principal payments for long-term debt

(16) (91) (193) (457)
Debt issuance costs - (3) - (3)
Proceeds from issuance of stock upon exercise of stock options

1 - 3 1
Payments for repurchases and retirement of common stock

(135) (50) (310) (200)
Payments for taxes related to shares withheld for employee taxes (1) (1) (9) (34)
Distributions to noncontrolling shareholders (8) (35) (36) (41)
Acquisitions of noncontrolling interests in subsidiaries

(44) (6) (255) (19)
Net cash provided by (used in) financing activities (41) 248 (306) 307
Effect of exchange rate changes on cash and cash equivalents (31) 18 (11) 18
Net change in cash and cash equivalents (12) 29 (45) 49
Cash and cash equivalents, beginning of period

138 137 171 117
Cash and cash equivalents, end of period

$ 126 $ 166 $ 126 $ 166

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Exhibit A - Third Quarter Sales
Henry Schein, Inc.
2024 Third Quarter
Sales Summary
(in millions)
(unaudited)
Q3 2024 over Q3 2023
Local Currency Growth
Global Q3 2024 Q3 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,424 $ 1,465 -2.5% 0.3% -2.2% -0.6% -2.8%
Dental Equipment 428 417 1.8% 0.9% 2.7% 0.1% 2.8%
Total Dental 1,852 1,882 -1.6% 0.5% -1.1% -0.5% -1.6%
Medical 1,101 1,070 -4.8% 7.6% 2.8% 0.1% 2.9%
Total Health Care Distribution 2,953 2,952 -2.7% 3.0% 0.3% -0.3% 0.0%
Technology and Value

-Added Services
221 210 -1.1% 6.0% 4.9% 0.2% 5.1%
Total Global $ 3,174 $ 3,162 -2.6% 3.2% 0.6% -0.2% 0.4%
Local Currency Growth
North America Q3 2024 Q3 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 823 $ 866 -4.9% 0.1% -4.8% -0.2% -5.0%
Dental Equipment 266 268 -0.3% 0.0% -0.3% -0.3% -0.6%
Total Dental 1,089 1,134 -3.8% 0.0% -3.8% -0.1% -3.9%
Medical 1,076 1,044 -4.8% 7.8% 3.0% 0.0% 3.0%
Total Health Care Distribution 2,165 2,178 -4.3% 3.8% -0.5% -0.1% -0.6%
Technology and Value

-Added Services
190 185 -3.1% 5.4% 2.3% 0.0% 2.3%
Total North America $ 2,355 $ 2,363 -4.2% 3.9% -0.3% -0.1% -0.4%
Local Currency Growth
International Q3 2024 Q3 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 601 $ 599 0.9% 0.7% 1.6% -1.3% 0.3%
Dental Equipment 162 149 5.6% 2.4% 8.0% 0.8% 8.8%
Total Dental 763 748 1.8% 1.1% 2.9% -0.9% 2.0%
Medical 25 26 -5.9% 0.0% -5.9% 1.2% -4.7%
Total Health Care Distribution 788 774 1.6% 0.9% 2.5% -0.7% 1.8%
Technology and Value

-Added Services
31 25 13.4% 10.6% 24.0% 1.4% 25.4%
Total International $ 819 $ 799 1.9% 1.3% 3.2% -0.7% 2.5%

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Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
2024 Third Quarter Year

-to-Date
Sales Summary
(in millions)
(unaudited)
Q3 2024 Year

-to-Date over Q3 2023 Year

-to-Date
Local Currency Growth
Global Q3 2024 Q3 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 4,407 $ 4,466 -3.0% 1.9% -1.1% -0.2% -1.3%
Dental Equipment 1,283 1,271 0.5% 0.4% 0.9% 0.0% 0.9%
Total Dental 5,690 5,737 -2.2% 1.5% -0.7% -0.1% -0.8%
Medical 3,140 2,991 -3.3% 8.3% 5.0% 0.0% 5.0%
Total Health Care Distribution 8,830 8,728 -2.6% 3.9% 1.3% -0.1% 1.2%
Technology and Value

-Added Services
652 594 1.9% 7.7% 9.6% 0.1% 9.7%
Total Global $ 9,482 $ 9,322 -2.3% 4.1% 1.8% -0.1% 1.7%
Local Currency Growth
North America Q3 2024 Q3 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 2,520 $ 2,659 -5.2% 0.1% -5.1% -0.1% -5.2%
Dental Equipment 801 788 1.8% 0.0% 1.8% -0.1% 1.7%
Total Dental 3,321 3,447 -3.6% 0.0% -3.6% 0.0% -3.6%
Medical 3,060 2,920 -3.2% 8.0% 4.8% 0.0% 4.8%
Total Health Care Distribution 6,381 6,367 -3.4% 3.7% 0.3% -0.1% 0.2%
Technology and Value

-Added Services
565 519 0.6% 8.2% 8.8% 0.0% 8.8%
Total North America $ 6,946 $ 6,886 -3.1% 4.0% 0.9% 0.0% 0.9%
Local Currency Growth
International Q3 2024 Q3 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,887 $ 1,807 0.3% 4.5% 4.8% -0.4% 4.4%
Dental Equipment 482 483 -1.5% 0.9% -0.6% 0.3% -0.3%
Total Dental 2,369 2,290 -0.1% 3.8% 3.7% -0.3% 3.4%
Medical 80 71 -5.7% 18.1% 12.4% 0.0% 12.4%
Total Health Care Distribution 2,449 2,361 -0.2% 4.2% 4.0% -0.3% 3.7%
Technology and Value

-Added Services
87 75 11.0% 4.0% 15.0% 1.4% 16.4%
Total International $ 2,536 $ 2,436 0.1% 4.2% 4.3% -0.2% 4.1%

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Exhibit B
Henry Schein, Inc.
2024 Third Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
Third Quarter
Year

-to-Date
% %
2024 2023 Growth 2024 2023 Growth
Net income attributable to Henry Schein, Inc. $ 99 $ 137 (27.8) % $ 296 $ 398 (25.7) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.78 $ 1.05 (25.7) % $ 2.30 $ 3.02 (23.8) %
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring costs (1) $ 33 $ 8 $ 51 $ 42
Acquisition intangible amortization (2) 29 27 85 66
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) (6) - (8) -
Change in contingent consideration (4) - - 28 -
Litigation settlements (5) - - 4 -
Non-GAAP adjustments to net income $ 56 $ 35 $ 160 $ 108
Non-GAAP adjustments to diluted EPS

0.43 0.27 1.24 0.82
Non-GAAP net income attributable to Henry Schein, Inc. $ 155 $ 173 (10.8) % $ 456 $ 507 (10.1) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.22 $ 1.32 (7.6) % $ 3.55 $ 3.84 (7.6) %
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
Third Quarter Full Year
2024 2023 2024 2023
Restructuring costs - pre-tax, as reported $ 48 $ 11 $ 73 59
Income tax benefit (12) (3) (18) (15)
Amount attributable to noncontrolling interests (3) - (4) (2)
Restructuring costs, net $ 33 $ 8 $ 51 $ 42
Q3 2024

restructuring costs primarily consisted of employee severance and costs related to the exit of facilities.

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Third Quarter Full Year
2024 2023 2024 2023
Acquisition intangible amortization - pre-tax, as reported $ 47 $ 44 $ 140 108
Income tax benefit (12) (11) (35) (27)
Amount attributable to noncontrolling interests (6) (6) (20) (15)
Acquisition intangible amortization, net $ 29 $ 27 $ 85 $ 66
(3)

Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4
2023 cyber incident.

During Q3 2024 and YTD 2024 , we received insurance proceeds of $10 million ($7 million, net of taxes) and $20 million ($15 million, net of taxes), respectively,

representing a partial insurance recovery of
losses related to the cyber incident.

One time professional and other fees were $1 million ($1 million, net of taxes)
and $9 million ($7 million, net of taxes), for Q3 2024 and YTD 2024, respectively.
(4)

Represents a change in the fair value of contingent consideration of $38 million

($28 million, net of taxes) recorded
during YTD 2024 related to a 2023 acquisition.
(5)

Represents settlement amounts for litigation related to the October 2023 cyber incident and settlement of certain
opioid related lawsuits during YTD 2024.

###
Exhibit C
Henry Schein, Inc.
2024 Third Quarter
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Third Quarter Full Year
2024 2023 2024 2023
Net income attributable to Henry Schein, Inc. (GAAP) $ 99 $ 137 $ 296 398
Income attributable to noncontrolling interests - 6 6 21
Net income (GAAP) 99 143 302 419
Definitional adjustments:
Interest income (7) (6) (18) (12)
Interest expense 34 25 96 58
Income taxes 32 39 97 119
Depreciation and amortization 74 69 221 180
Non-GAAP adjustments:
Restructuring costs 48 11 73 59
Cyber incident-insurance proceeds, net of third-party advisory expenses
(9) - (11) -
Change in contingent consideration - - 38 -
Litigation settlements - - 5 -
Other adjustments:
Equity in earnings of affiliates, net of tax (3) (3) (12) (10)
Adjusted EBITDA (non-GAAP) $ 268 $ 278 $ 791 $ 813
Adjusted EBITDA is a non-GAAP measure that we calculate

in the manner reflected on Exhibit C. We define Adjusted EBITDA as net income, excluding (i) net income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income

taxes, (iv)
depreciation and amortization, (v) restructuring costs, (vi)

cyber incident-insurance proceeds, net of third-party advisory expenses, (vii)
change in contingent consideration, (viii) litigation settlements,

and (ix) equity in earnings of affiliates.

Amounts may not sum due to
rounding.